UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      May 3, 2021

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street, Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

Since reporting our earnings results on April 29, 2021, where we adjusted how we report revenue by product line, the Company has received numerous inquiries regarding quarterly historical revenue data for the audio and high-performance mixed-signal product lines.  As a result, we are posting the following financial information to our interactive analyst center on the investor relations website:

Beginning in the fourth quarter of fiscal year 2021, we adjusted how we report product line revenue to better represent our business and strategic focus.  Sales are designated in two categories: audio and high-performance mixed-signal.  While we continue to see new opportunities in audio, we believe our investment in high-performance mixed-signal technologies will drive product diversification and fuel exciting avenues of growth in the coming years.  The audio product line includes sales of smart codecs, boosted amplifiers, analog-to-digital converters, digital-to-analog converters and stand-alone digital signal processors.  While the majority of this revenue is generated by sales in smartphones, tablets, truly wireless headsets and laptops, this category also includes AR/VR headsets, home theater systems, automotive entertainment systems and professional audio systems.  The high-performance mixed-signal product line consists of haptic driver and sensing solutions, camera controllers and power-related components.  Later this calendar year, revenue generated by a new power conversion and control IC will also be included in this product line.  Although the primary applications for this category are smartphones, tablets, wearables, and laptops, it also includes a small amount of revenue from our legacy industrial and energy applications.

See financial information below detailing our quarterly product line revenue in fiscal years 2021, 2020 and 2019 (in thousands).  Prior periods were retrospectively adjusted.

	Fiscal Year 2021
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Audio	$206,449	$279,905	$381,885	$235,821
High-Performance Mixed-Signal	36,124	67,420	103,910	57,716
Total Revenue	$242,573	$347,325	$485,795	$293,537

	Fiscal Year 2020
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Audio	$209,283	$338,105	$324,240	$238,330
High-Performance Mixed-Signal	28,970	50,807	50,428	40,961
Total Revenue	$238,253	$388,912	$374,668	$279,291

	Fiscal Year 2019
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Audio	$225,971	$319,737	$281,548	$213,610
High-Performance Mixed-Signal	28,512	46,568	42,747	26,831
Total Revenue	$254,483	$366,305	$324,295	$240,441

The information contained in Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date: May 3, 2021	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer